                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following registration statements of our report dated February 4, 2004, appearing in this Annual Report on Form 10-K of Lincoln Benefit Life Company for the year ended December 31, 2003.

          FORM S-3 REGISTRATION NOS.             FORM N-4 REGISTRATION NOS.
     ------------------------------------    -----------------------------------
              333-66452                                333-50545
              333-59765                                333-50737
              333-59769                                333-61146
              333-88045                                333-82427
              333-111553


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 24, 2004